Loans Receivable (Detail) (USD $)	Dec. 31, 2013
Loans receivable:
Total loans receivable	$ 15,519,434
Total loans receivable	15,519,434
Allowance for loan losses	(155,194)
Loans receivable, net	$ 15,364,240